UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2018

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	NONE
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Shareholders held on May 9, 2018, the holders of common shares of Enbridge Inc. (the “Corporation”) voted on: (1) 12 nominated directors to be elected to the Corporation’s board of directors (the “Board”) to serve until the close of the Corporation’s next annual meeting of shareholders or until their successors are appointed; (2) the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors until the close of the Corporation’s next annual meeting of shareholders; (3) an advisory vote to approve the compensation of the Corporation’s named executive officers (a “Say on Pay vote”); and (4) an advisory vote on the frequency of Say on Pay votes.  The proposals are further described in the Corporation’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 5, 2018 (the “Proxy Statement”).

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted by the Corporation’s shareholders.

1.                                      Election of Directors

The following individuals were elected to the Board.

Name of Nominee	Votes For	Percent	Votes Withheld	Percent	Broker Non- Votes
Pamela L. Carter	1,075,052,909	98.85	12,477,512	1.15	127,992,438
Clarence P. Cazalot, Jr.	1,013,824,498	93.22	73,705,923	6.78	127,992,438
Marcel R. Coutu	975,938,714	89.74	111,591,707	10.26	127,992,438
Gregory L. Ebel	1,016,528,650	93.47	71,001,771	6.53	127,992,438
J. Herb England	1,067,822,850	98.19	19,707,571	1.81	127,992,438
Charles W. Fischer	1,077,233,404	99.05	10,297,017	0.95	127,992,438
V. Maureen Kempston Darkes	1,011,764,993	93.03	75,765,428	6.97	127,992,438
Michael McShane	1,042,907,151	95.90	44,623,270	4.10	127,992,438
Al Monaco	1,046,924,741	96.27	40,605,680	3.73	127,992,438
Michael E.J. Phelps	1,007,387,412	92.63	80,143,009	7.37	127,992,438
Dan C. Tutcher	992,839,937	91.29	94,690,484	8.71	127,992,438
Catherine L. Williams	1,011,123,756	92.97	76,406,665	7.03	127,992,438

2.                                      Appoint PricewaterhouseCoopers LLP as Independent Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For	Percent	Votes Against	Percent	Votes Withheld	Percent	Broker Non- Votes
1,185,683,014	97.55	27,820,281	2.29	2,019,564	0.17	0

3.                                      Advisory Vote to Approve Compensation of Named Executive Officers

The shareholders approved, on a non-binding advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Proxy Statement.

Votes For	Percent	Votes Against	Percent	Abstentions	Percent	Broker Non- Votes
912,950,197	83.78	133,366,454	12.24	43,366,320	3.98	125,839,888

4.                                      Advisory Vote on Frequency of Say on Pay Votes

The shareholders approved, on a non-binding advisory basis, an annual frequency of Say on Pay votes. In light of the voting results, the Corporation’s Board of Directors has decided to continue to hold an advisory Say on Pay vote annually.  The Board will re-evaluate this determination with the next shareholder advisory vote on the frequency of Say on Pay votes.

Votes for One Year	Percent	Votes for Two Years	Percent	Votes for Three Years	Percent	Abstentions	Percent	Broker Non- Votes
1,073,875,110	98.95	2,939,917	0.27	4,492,399	0.41	4,021,562	0.37	130,193,871

ITEM 8.01    Other Events.

On May 9, 2018, the Corporation issued a news release announcing the election of directors voting results from the 2018 Annual Meeting of Shareholders.  A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	News Release dated May 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: May 10, 2018	By:	/s/ TYLER W. ROBINSON
Tyler W. Robinson Vice President & Corporate Secretary (Duly Authorized Officer)